ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF
Schedule of Investments
September 30, 2022 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 97.2%

Commodity Fund – 4.7%
SPDR Gold Shares*	580	$89,709

Debt Fund – 42.4%
iShares 1-3 Year Treasury Bond ETF	849	68,947
iShares 20+ Year Treasury Bond ETF	5,435	556,816
Vanguard Long-Term Bond ETF	1,124	80,872
Vanguard Total Bond Market ETF	1,420	101,289
Total Debt Fund		807,924

Equity Fund – 50.1%
Invesco QQQ Trust Series 1(a)	1,627	434,832
iShares US Technology ETF	2,580	189,294
Technology Select Sector SPDR Fund(a)	2,792	331,634
Total Equity Fund		955,760

Total Exchange Traded Funds
(Cost $2,257,759)		1,853,393

MONEY MARKET FUND – 4.8%
Fidelity Investments Money Market Government Portfolio – Class I, 2.74%(b)
(Cost $91,387)	91,387	91,387

REPURCHASE AGREEMENTS – 41.0%(c)
BofA Securities, Inc., dated 09/30/22, due 10/03/22, 3.05%, total to be received $249,063, (collateralized by various U.S. Government Agency Obligations, 2.00%-6.00%, 7/1/50-9/1/52, totaling $253,980)	$249,000	249,000
Daiwa Capital Markets America, dated 09/30/22, due 10/03/22, 2.96%, total to be received $34,064, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.13%, 12/22/22-8/15/51, totaling $34,737)	34,056	34,056
RBC Dominion Securities, Inc., dated 09/30/22, due 10/03/22, 3.04%, total to be received $249,063, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.00%, 8/15/25-8/20/52, totaling $253,980)	249,000	249,000
Truist Securities, Inc., dated 09/30/22, due 10/03/22, 3.05%, total to be received $249,063, (collateralized by various U.S. Government Agency Obligations, 0.13%, 12/31/22, totaling $253,980)	249,000	249,000

Total Repurchase Agreements
(Cost $781,056)		781,056

Total Investments – 143.0%
(Cost $3,130,202)		2,725,836
Liabilities in Excess of Other Assets – (43.0%)		(818,693)
Net Assets – 100.0%		$1,907,143

ETF - Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $750,995; the aggregate market value of the collateral held by the fund is $781,056.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF
Schedule of Investments (continued)
September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,853,393	$-	$-	$1,853,393
Money Market Fund	91,387	-	-	91,387
Repurchase Agreements	-	781,056	-	781,056
Total	$1,944,780	$781,056	$-	$2,725,836

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Commodity Fund	4.7%
Debt Fund	42.4
Equity Fund	50.1
Money Market Fund	4.8
Repurchase Agreements	41.0
Total Investments	143.0
Liabilities in Excess of Other Assets	(43.0)
Net Assets	100.0%